UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2025

REGIS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)
3701 Wayzata Boulevard
Minneapolis, MN 55416
(Address of principal executive offices and zip code)
(952) 947-7777
(Registrant’s telephone number, including area code)
(Not applicable)
(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 par value Rights to Purchase Series A Junior Participating Preferred Stock, $0.05 par value	RGS	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Regis Corporation

Current Report on Form 8-K

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On October 28, 2025, Regis Corporation (the "Company") held its Annual Meeting of Shareholders (the "Annual Meeting"). The proposals voted on are described in detail in the Proxy Statement for the Annual Meeting.

1.     Election of Directors. The shareholders elected the five director nominees to serve for a one-year term. The results of the vote on the election of directors were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Vote

Lockie Andrews	637,658	80,475	2,316	953,188
Nancy Benacci	635,627	82,324	2,498	953,188
Susan Lintonsmith	635,998	81,987	2,464	953,188
Michael Mansbach	637,340	80,781	2,328	953,188
Michael J. Merriman	636,605	81,521	2,323	953,188

2.    Say-on-Pay Proposal. The shareholders approved the advisory proposal on the compensation of the Company's named executive officers. The results of the advisory vote on the say-on-pay proposal were as follows:

For	629,139
Against	85,924
Abstain	5,386
Broker Non-Votes	953,188

3.    Ratification of Appointment of Independent Registered Public Accounting Firm. The shareholders ratified the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm. The results of the vote on the ratification of Grant Thornton were as follows:

For	1,661,370
Against	10,799
Abstain	1,468

4.    Approval of the Amended and Restated 1991 Contributory Stock Purchase Plan (the "Amended Plan"). The shareholders approved the Amended Plan. The results of the vote on the approval of the Amended Plan were as follows:

For	609,366
Against	107,744
Abstain	3,339
Broker Non-Votes	953,188

5.    Advisory Ratification of the Extension of the Tax Benefits Preservation Plan. The shareholders approved the advisory ratification of the extension of the Tax Benefits Preservation Plan. The results of the advisory vote to ratify the extension of the Tax Benefits Preservation Plan were as follows:

For	702,830
Against	14,169

Abstain	3,450
Broker Non-Votes	953,188

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: October 30, 2025	By:	/s/ Kersten R. Zupfer
Kersten D. Zupfer
Executive Vice President and Chief Financial Officer